UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
Form 8-K
Current Report
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): December 1, 2006
ALLIANCE SEMICONDUCTOR CORPORATION
(Exact name of registrant as specified in its charter)
000-22594
(Commission File Number)

Delaware (State or other jurisdiction of incorporation)	77-0057842 (I.R.S. Employer Identification No.)
2900 Lakeside Drive
Santa Clara, California 95054-2831
(Address of principal executive offices, with zip code)
(408) 855-4900
(Registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☑ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry Into a Material Definitive Agreement.
Item 9.01 Financial Statements and Exhibits.
SIGNATURE
EXHIBIT INDEX
EXHIBIT 2.1
EXHIBIT 10.1
EXHIBIT 10.2
EXHIBIT 10.3
EXHIBIT 10.4
EXHIBIT 99.1

Item 1.01 Entry Into a Material Definitive Agreement.
Sale of Venture Portfolio
     On December 1, 2006, Alliance Semiconductor Corporation (“Alliance”) entered into an agreement (the “Purchase Agreement”) with QTV Capital Limited (“QTV Capital”) for the sale of a portfolio of venture securities held by five investment partnerships controlled by Alliance. Pursuant to the Purchase Agreement, QTV Capital agreed to pay $123.6 million in cash for the limited partnership and general partnership interests in the five Alliance partnerships that collectively hold a number of private company investments (the “QTV Transaction”). Certain minor investments held by the Alliance partnerships are not being sold in the transaction. The transaction has been approved by the Board of Directors of Alliance and by the managing directors of QTV Capital and is subject to the approval of Alliance’s stockholders and other customary closing conditions.
     The foregoing description of the Purchase Agreement is qualified in its entirety by reference to the Purchase Agreement, a copy of which is attached hereto as Exhibit 2.1 and incorporated herein by reference. A press release dated December 1, 2006 regarding the Purchase Agreement is attached hereto as Exhibit 99.1.
     Pantheon Ventures, Inc. (“Pantheon”) is QTV Capital’s financial partner in the proposed transaction. QTV Capital received and accepted a commitment letter from Pantheon (the “Commitment Letter”), which states that it may be delivered to and relied upon by Alliance, and which provides that Pantheon has approved a form of the Purchase Agreement and confirmed that Pantheon has obtained all approvals needed to commit the funds required to pay the purchase price upon consummation of the QTV Transaction and to execute a limited partnership agreement with QTV Capital in the form attached to the Commitment Letter.
AVM Partnership Arrangements
     As disclosed in previous filings with the Commission, on May 3, 2006 Alliance replaced the general partner (Alliance Venture Management LLC) of each of the Alliance Ventures limited partnerships (each, a “Partnership” and together the “Partnerships”) and designated ALSC Venture Management, LLC (“ALSC Venture”) as the new general partner. In connection with this replacement, Alliance and Alliance Venture Management, LLC (“AVM”), the replaced general partner, agreed in principle to remove existing provisions of the Partnership agreements regarding the general partner’s compensation, that Mr. V.R. Ranganath, who was previously involved in the management of AVM, would continue to participate in managing the Partnerships, and to a complete release of all claims related to the Partnerships.
     In order to formalize these agreements, as of December 1, 2006, Alliance entered into a Partnership Interests Purchase Agreement (the “Partnership Interests Agreement”) with AVM, whereby Alliance agreed to purchase AVM’s special limited partnership interest in each Partnership (together, the “Partnership Interests”) that AVM retained subsequent to the change in general partner. As consideration for the Partnership Interests, Alliance agreed to pay $400,000, plus 2% of the gross sale proceeds received from portfolio investments held by any of the Partnerships. Alliance has advised AVM that it believes that the consummation of the QTV Transaction would trigger a payment of 2% of the gross sale proceeds from such transaction under the terms of the Partnership Interests Agreement. The foregoing description of the Partnership Interests Agreement is qualified in its entirety by reference to such agreement, a copy of which is attached hereto as Exhibit 10.1 and incorporated herein by reference.
     In connection with the Partnership Interests Agreement, Alliance, ALSC Venture, and each of the Partnerships, on one hand (together, the “ALSC Parties”) and AVM, on the other hand, entered into a mutual release (the “Mutual Release”) dated as of December 1, 2006, whereby the ALSC Parties and AVM released each other, respectively, from all claims, liabilities, obligations and actions arising out of, or relating to the Partnerships. Also as of December 1, 2006, ALSC Venture and each Partnership entered into a Management Agreement (the “Management Agreement”), whereby the parties agreed that ALSC Venture would receive an annual management fee of $300,000 from the Partnerships and V.R. Ranganath would provide his services to ALSC Venture. It is the intention of Alliance, as owner of all of the interests in each Partnership and all of the interests in ALSC Venture, that the Management Agreement will be terminated prior to the consummation of the QTV Transaction. ALSC Venture also entered into an employment agreement with V.R. Ranganath as of December 1, 2006, providing for Mr. Ranganath’s employment at an annual rate of $300,000 per year, effective commencing May 17, 2006. The employment agreement may be assigned to Alliance if the Partnerships are sold to a party not affiliated with Alliance, which Alliance expects to happen at the consummation of the QTV Transaction. The foregoing descriptions of the Mutual Release, the Management Agreement and the Employment Agreement are qualified in their entirety by reference to such agreements, copies of which are attached hereto as Exhibit 10.2, 10.3 and 10.4 and incorporated herein by reference.
Item 9.01 Financial Statements and Exhibits.
(c) Exhibits.

Exhibit No.	Description

2.1	Purchase Agreement dated December 1, 2006 by and between Alliance Semiconductor Corporation and QTV Capital Limited.

10.1	Partnership Interests Purchase Agreement dated as of December 1, 2006 by and among Alliance Semiconductor Corporation and Alliance Venture Management, LLC.

10.2	Mutual Release, dated as of December 1, 2006, by and among Alliance Semiconductor Corporation, ALSC Venture Management, LLC, Alliance Ventures I, L.P., Alliance Ventures II, L.P., Alliance Ventures III, L.P., Alliance Ventures IV, L.P., Alliance Ventures V, L.P. and Alliance Venture Management, LLC.

10.3	Management Agreement dated as of December 1, 2006 by and among ALSC Venture Management, LLC, Alliance Ventures I, L.P., Alliance Ventures II, L.P., Alliance Ventures III, L.P., Alliance Ventures IV, L.P. and Alliance Ventures V, L.P.

10.4	Employment Agreement dated as of December 1, 2006 by and between ALSC Venture Management and V.R. Ranganath.

99.1	Press Release dated December 1, 2006.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ALLIANCE SEMICONDUCTOR CORPORATION
Date: December 7, 2006	By:	/s/ Karl H. Moeller, Jr.
Karl H. Moeller, Jr.
Interim Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

2.1	Purchase Agreement dated December 1, 2006 by and between Alliance Semiconductor Corporation and QTV Capital Limited.

10.1	Partnership Interests Purchase Agreement dated as of December 1, 2006 by and among Alliance Semiconductor Corporation and Alliance Venture Management, LLC.

10.2	Mutual Release, dated as of December 1, 2006, by and among Alliance Semiconductor Corporation, ALSC Venture Management, LLC, Alliance Ventures I, L.P., Alliance Ventures II, L.P., Alliance Ventures III, L.P., Alliance Ventures IV, L.P., Alliance Ventures V, L.P. and Alliance Venture Management, LLC.

10.3	Management Agreement dated as of December 1, 2006 by and among ALSC Venture Management, LLC, Alliance Ventures I, L.P., Alliance Ventures II, L.P., Alliance Ventures III, L.P., Alliance Ventures IV, L.P. and Alliance Ventures V, L.P.

10.4	Employment Agreement dated as of December 1, 2006 by and between ALSC Venture Management and V.R. Ranganath.

99.1	Press Release dated December 1, 2006.